Exhibit 10.3

CB Pharma Acquisition Corp.

3 Columbus Circle, 15th Floor

New York, New York 10019

Attention: Lindsay A. Rosenwald

EJF Opportunities, LLC

Stephen B. Pudles

Jose M. Aldeanueva

Jeffrey J. Gutovich Profit Sharing Plan

Barry Rodgers

Dear Sirs:

Pursuant to that certain Registration Rights Agreement (the “RRA”), dated as of December 12, 2014, by and among CB Pharma Acquisition Corp., a Cayman Islands company (the “Company”), and the respective undersigned parties (each, individually, a “Shareholder”, and collectively, the “Shareholders”), the Company has granted the Shareholders certain registration rights (the “Registration Rights”) with respect to the ordinary shares of the Company (the “Insider Shares”) purchased by the Shareholders from the Company prior to the Company’s initial public offering.

The Shareholders have executed an agreement (the “Transfer Agreement”) of even date herewith pursuant to which the Shareholders have transferred the Insider Shares, for aggregate consideration of $1.00, to EJF Opportunities, LLC, Stephen B. Pudles, Jose M. Aldeanueva, Jeffrey J. Gutovich Profit Sharing Plan and Barry Rodgers (the “Investors”), in the amounts identified in Schedule A.  In connection with the transfer of the Insider Shares, the Shareholders desire to assign their Registration Rights with respect to the Insider Shares to the Investors in accordance with Section 6.2 of the RRA, and the Company has agreed to consent to such assignment. Accordingly, the Shareholders’ Registration Rights with respect to such securities shall be assigned to the Investors as of the date hereof.  The Shareholders shall maintain their Registration Rights with respect to any other securities of the Company not transferred to the Investors pursuant to the Transfer Agreement.

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Very truly yours,

SHAREHOLDERS:

/s/ Lindsay A. Rosenwald
Fortress Biotech, Inc.

/s/ Adam J. Chill
Adam J. Chill

/s/ Arthur A. Kornlbuth
Arthur A. Kornlbuth

/s/ Neil Herskowitz
Neil Herskowitz

The undersigned acknowledges and consents to the foregoing terms.

COMPANY:

CB PHARMA ACQUISITION CORP.

By:	/s/ Lindsay A. Rosenwald
Name: Lindsay A. Rosenwald
Title: Chief Executive Officer

[Signature Page - Registration Rights Assignment Letter]

Schedule A

Name of Shareholder	Escrow Shares being Transferred	Transferee

Fortress Biotech, Inc.	520,000	EJF Opportunities, LLC

Fortress Biotech, Inc.	260,000	Stephen B. Pudles

Fortress Biotech, Inc.	130,000	Jose M. Aldeanueva

Fortress Biotech, Inc.	110,000	Jeffrey J. Gutovich Profit Sharing Plan

Adam J. Chill	10,000	Jeffrey J. Gutovich Profit Sharing Plan

Arthur A. Kornbluth	10,000	Jeffrey J. Gutovich Profit Sharing Plan

Neil Herskowitz	10,000	Barry Rodgers